SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 23, 1998


                                LOEHMANN'S, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                          0-28410                      22-2341356
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(State or other                    (Commission                  (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


2500 Halsey Street
Bronx, New York                                                     10461
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:         (718) 409-2000
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                                 Not applicable
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                                     Page 1
                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.

         On September 23, 1998, the Board of Directors of Loehmann's, Inc. (the "Company") declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of Common Stock to shareholders of record on October 5, 1998. For a further description of the Rights, see the Press Release attached hereto as Exhibit 99 and the Summary of Rights to Purchase Series B Preferred Stock attached as Exhibit B to the Rights Agreement attached hereto as
Exhibit 4.

Item 7.  Exhibits.

         (c)  Exhibits.

              4 Rights Agreement, dated as of September 23, 1998, between the Company and American Stock Transfer & Trust Company, which includes the Certificate of Designation in respect of the Series B Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series B Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Separation Date (as defined therein).

              99 Press Release, dated September 23, 1998, announcing the adoption of the Rights Agreement and the dividend distribution of the Rights.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           LOEHMANN'S, INC.


                                           By: /s/ Robert N. Friedman
                                           --------------------------
                                           Robert N. Friedman
                                           Chairman and Chief Executive Officer

Dated: September 23, 1998

                                  EXHIBIT INDEX

                                                                Sequentially
Exhibit                                                         Numbered
Number      Exhibit                                             Page
-------     -------                                             ------------

4           Rights Agreement, dated as of
            September 23, 1998, between the Company
            and American Stock Transfer & Trust
            Company, which includes the Certificate of Designation in respect of the Series B
            Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the
            Summary of Rights to Purchase Series B
            Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Separation
            Date (as defined therein).

99 Press Release, dated September 23, 1998, announcing the adoption of the Rights
            Agreement and the dividend distribution of the Rights.